UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021 (May 6, 2021)

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Esports Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 South 7th Street, 3rd Floor, Las Vegas, NV 89101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 481-1779

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                       ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 1.01	Other Events.

On May 6, 2021, Esports Technologies, Inc. (the “Company”), exercised its option for an exclusive (except with respect to the licensor and one entity, Hillside (Technology) Limited) software licensing agreement (the “License Agreement”) for the use, distribution, and resale of multiple cash-out patents as well as a lottery and jackpot software platform with Colossus (IOM) LTD, a company registered in the Isle of Man (“Colossus”). Upon exercise of the option, the Company made a payment of GBP £200,000 and agreed to issue Colossus 65,000 shares of common stock. The shares of common stock are subject to a lock-up agreement until 15 months from the completion of our initial public offering and are being issued pursuant to an exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended. The License Agreement will enable the Company to exclusively provide Colossus Jackpot functionality for esports. The License Agreement also stipulates the exclusive usage and distribution rights for the cash-out patents in the portfolio. Furthermore, the License Agreement stipulates that the parties will share equally in any and all revenue payable to Colossus during the term of the License Agreement from the licensing by Colossus of the licensed patents to any third party. The License Agreement has a three-year term, provided that Colossus Bets (LTD) may terminate the license after two years if it has not generated at least GBP £500,000 in revenue during that two-year period, provided that the Company has the option to extend the License Agreement for one year upon the payment of an additional fee of GBP £150,000.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	License Agreement between Esports Technologies, Inc. and Colossus (IOM) Limited dated May 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Esports Technologies, Inc.

Date: May 12, 2021	By:	/s/ Jim Purcell
Jim Purcell
Chief Financial Officer

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